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                                                                   Exhibit 10.17

                           GSL 16/VIF GILLINGHAM, L.P.
                           5858 WESTHEIMER, SUITE 800
                              HOUSTON, TEXAS 77057

                                 March 22, 2006

Suntron GCO, LP
2401 West Grandview Road
Phoenix, Arizona 85023
Attn: Hargopal (Paul) Singh

     Re: Earnest Money Contract dated effective as of December 27, 2005 (the "Initial Contract"), by and between GSL INDUSTRIAL PARTNERS, L.P., as buyer ("Partners"), predecessor in interest to GSL 16/VIF GILLINGHAM, L.P. ("Buyer"), and SUNTRON GCO, LP, as seller ("Seller"), regarding the sale and purchase of approximately 36 acres of developed land, plus an additional approximately 7.5 acres of undeveloped land, located at 1111 Gillingham Lane, Sugar Land, Fort Bend County, Texas (the "Property")

Dear Mr. Singh:

     Reference is hereby made to the Initial Contract, as amended by that certain letter agreement dated February 2, 2006, executed by Seller and Partners (the "First Letter Agreement"), by that certain letter agreement dated March 8, 2006, executed by Seller and Partners (the "Second Letter Agreement"), and by that certain letter agreement dated March 17, 2006, executed by Seller and Partners (the "Third Letter Agreement"). All capitalized terms used herein and not otherwise defined shall have the same meanings as set forth in the Initial Contract as modified by the First Letter Agreement, the Second Letter Agreement and the Third Letter Agreement. As used herein, all references to the "Contract" shall mean the Initial Contract as modified by the First Letter Agreement, the Second Letter Agreement, and the Third Letter Agreement. By Assignment and Assumption of Earnest Money Contract dated March 21, 2006, Partners assigned, and Buyer assumed, all of the rights, titles and interests of Partners as the "Buyer" under the Contract.

          1. To facilitate the Closing, Seller and Buyer have previously agreed to execute and deliver in escrow with the Title Company all documents and instruments required to effect the Closing by March 22, 2006. Seller and Buyer hereby agree to extend the date for such execution and delivery to March 23, 2006.

          2. Seller and Buyer acknowledge and agree that the Title Policy may be issued by Stewart Title Insurance Company.

     If this letter accurately reflects the Seller's understanding of the status of the transactions made the subject of the Contract, please sign a copy of this letter in the space provided below.

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Suntron GCO, LP
Page 2 of 4


Telecopy delivery of this letter signed by each party to the other shall be binding and effective the same as if an original signed copy has been delivered by each party to the other. This letter may be executed in multiple counterparts, each of which shall be considered an original, and all of which together shall constitute one and the same document.


                                      * * *

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Suntron GCO, LP
Page 3 of 4


     If you have any questions or comments with respect to any of the foregoing, please do not hesitate to contact me.

                                        Sincerely yours,

                                        GSL 16/VIF GILLINGHAM, L.P.,
                                        a Texas limited partnership

                                        By: GSL 16/VIF Gillingham GP, LLC, a
                                            Delaware limited liability company,
                                            its general partner

                                        By: GSL 16/VIF Gillingham, LLC, a
                                            Delaware limited liability company,
                                            its sole member

                                        By: GSL Partners SUB SIXTEEN, L.P.,
                                            a Texas limited partnership,
                                            Operating Member

                                        By: GSL SUB SIXTEEN GP, INC., a Texas
                                            corporation, its general partner


                                        By: /s/ WELCOME W. WILSON, SR.
                                            ------------------------------------
                                        Name: WELCOME W. WILSON, SR.
                                        Its: CHAIRMAN / CEO

                                        By: VIF Gillingham, LLC, a Delaware
                                            limited liability company, Class A
                                            Member

                                        By: AEW Value Investors, LP, a Delaware
                                            limited partnership, its sole member

                                        By: AEW VIF Managers, LLC, a Delaware
                                            limited liability company, its
                                            general partner

                                        By: AEW VIF Investors, Inc., a Delaware
                                            corporation, its Manager-Member


                                        By: /s/ JONATHAN E. MARTIN
                                            ------------------------------------
                                        Name: JONATHAN E. MARTIN
                                        Its: TREASURER


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Suntron GCO, LP
Page 4 of 4


AGREED TO AND ACCEPTED
this _______ day of March, 2006:

SELLER:

SUNTRON GCO, LP,
a Texas limited partnership

By: Rodnic LLC, a Texas limited liability
    company, its general partner


By: /s/ JAMES A. DORAN
    ---------------------------------
    James A. Doran,
    Chief Financial Officer